                                                                     Exhibit 4.8

                                     Form of
            Amendment to the Investor Rights Agreement dated as of April 1, 2004 (this "Amendment"), among Memory Pharmaceuticals Corp. and the investors set forth on the signature page hereto (the "Investors")

            A. The Company and the Investors entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, as amended by an Agreement dated as of December 18, 2003, among the Company, Dr. Eric Kandel and the Investors and an Amendment dated as of March 15, 2004 among the Company and the Investors (the "Investor Rights Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Investor Rights Agreement.

            B. The Company and the Investors wish to amend the definition of "Initial Public Offering" in the Investor Rights Agreement.

            C. Pursuant to Section 8.3 of the Investor Rights Agreement, this Amendment requires the Company's consent and the consent in writing of holders of at least two-thirds (2/3) of the outstanding shares of Preferred Stock.

            The Company and the Investors hereby agree as follows:

            1. Section 1.3 of the Investor Rights Agreement is hereby amended to delete the definition of "Initial Public Offering" in its entirety and replace it with the following:

                  "Initial Public Offering" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at an initial public offering price per share of not less than $7.00 (such dollar amount being subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock) with net proceeds to the Company of not less than $25,000,000."

            2. Except as specifically amended by this Amendment, the Investor Rights Agreement remains in full force and effect. Wherever the terms of this Amendment and the Investor Rights Agreement conflict, this Amendment controls. All references in the Investor Rights Agreement to "this Agreement" shall mean the Investor Rights Agreement, as amended hereby.

            3. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument.

            In witness whereof, the undersigned have executed this Amendment to the Investor Rights Agreement as of the date first above written.

Company:                                   Memory Pharmaceuticals Corp.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


Investors:                                 Oxford Bioscience Partners II L.P.

                                           By: OBP Management II L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Oxford Bioscience Partners (Bermuda)
                                           II Limited Partnership

                                           By: OBP Management II (Bermuda)
                                           Limited Partnership


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Oxford Bioscience Partners (Adjunct)
                                           II, L.P.

                                           By: OBP Management II L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Oxford Bioscience Partners
                                           (Gs-Adjunct) II, L.P.

                                           By: OBP Management II L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Healthcare Ventures V L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Hudson Trust


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Venrock Associates


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Venrock Associates II, L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Alta Embarcadero Partners II LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           GLSLP Investment I Ltd.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           S.R. One Limited


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Alexandria Real Estate Equities, L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Pharma/w Health


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Finsbury Worldwide Pharmaceutical
                                           Trust


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Eaton Vance Worldwide Health Sciences
                                           Portfolio


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Artal Services N.V.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Venrock Entrepreneuers Fund, L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Medica II Investment (Israel), LP


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Medica II Investment (International),
                                           LP


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           GIMV


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Memories Plus, LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           M&G Equities


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           -------------------------------------
                                           Kenneth J. Novack


                                           -------------------------------------
                                           Larry Abrams

                                           Adviesbeheer Gimv Life Sciences


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Bioveda Fund Pte Ltd


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Medica II Investments (P.F.)(Israel)
                                           L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Oxford Bioscience Partners II (Annex)
                                           L.P.

                                           By:  OBP Management II L.P.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           The Yasuda Enterprise Development I
                                           Limited Partnership


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Gray Ghost, LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           MC Life Science Ventures, Inc.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           -------------------------------------
                                           Kenneth A. Sorensen, Ph.D.


                                           -------------------------------------
                                           Hans-Jurgen Hess, Ph.D.


                                           Mchugh, Divincent, Allessi, Inc.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           SG Cowen Ventures II, LP

                                           By: Societe Generale Investment
                                               Corporation, Its General Partner


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           RHO Management Trust II

                                           By: Rho Capital Partners, Inc.,
                                               Investment Advisor


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Yamanouchi Venture Capital, LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Alta California Partners II, L.P.

                                           By:  Alta California Management
                                                Partners II, LLC, Its General
                                                Partner


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Biomedicine L.P.

                                           By:   International Bm Biomedicine
                                                 Holdings (Cayman) Ltd.,
                                                 Its General Partner

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           New England Partners Capital, L.P.

                                           By:  Nep Capital, LLC, Its General
                                                Partner


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Steven Ostrofsky Middlegate Ventures,
                                           LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           -------------------------------------
                                           David I. Wolsk


                                           -------------------------------------
                                           David R. Novack


                                           -------------------------------------
                                           Helen Novack


                                           -------------------------------------
                                           Hyman Novack


                                           -------------------------------------
                                           Natalie C. Scriabine


                                           -------------------------------------
                                           Christine B. Scriabine

                                           -------------------------------------
                                           Alexander Scriabine, M.D.


                                           -------------------------------------
                                           Peter Smith


                                           -------------------------------------
                                           Judith Smith


                                           -------------------------------------
                                           Stephen White


                                           -------------------------------------
                                           Mariam White


                                           Hoffmann-La Roche Inc.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: